AXP(R) Global
                                                                        Balanced
                                                                            Fund
                                                          2002 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) compass

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.



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An International Blend

AXP Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.

CONTENTS

From the Chairman                                   3

Portfolio Managers' Q & A                           3

Fund Facts                                          6

The 10 Largest Holdings                             7

Financial Statements                                8

Notes to Financial Statements                      11

Investments in Securities                          19

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2 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments.
At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

(picture of) Mark Fawcett
Mark Fawcett
Portfolio manager

Portfolio Managers' Q & A

Q: How did AXP Global Balanced Fund perform for the six-month period ended April
30, 2002?

A: Global investment markets were a mixed bag during the six-month span. For the period, AXP Global Balanced Fund returned -0.38% (Class A shares not including sales charges). By comparison, the Morgan Stanley Capital International All
Country World Free Index and the Lipper Global Flexible Funds Index generated returns of 4.69% and 3.65%, respectively, for the same period.

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3 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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(picture of) Michael Ng
Michael Ng
Portfolio manager

Q: What factors affected the Fund's performance during the period?

A: A dominant theme that had an impact on the Fund during the six months was an improving economic environment. This began to result in a more favorable climate for the Fund's equity holdings, while generating some challenges for the fixed-income portion of the Fund. In November and December, stocks moved in a positive direction, but performance was mixed in the final four months of the period. In general, foreign markets held up better than those in the U.S. during the period, with our holdings in emerging market stocks performing particularly well over the six-month span. European and Japanese stocks also generated positive returns. In the fixed-income portfolio, the first four months were marked by a period of rising interest rates in many global markets, although the Fund held its own by focusing on higher quality bond issuers. Results were less stellar in March and April, due in particular to the Fund's limited position in Japan, where strength in the yen helped boost returns. While the dollar started the period in a very strong position, both the yen and the euro, Europe's common currency, rallied in the closing months of the six-month period. This helped boost the Fund's performance as the period ended, but it wasn't enough to avoid a narrow loss for the six months.

Q: What changes did you make the Fund's portfolio?

A: In the equity portfolio, we sold some of our U.S. holdings during and after the rebound that occurred in the closing months of 2001. We put much of that money to work in Europe where stocks appeared to be more attractively valued and we anticipated stronger performance by the euro. We also increased our position in Japan in anticipation of improved export activity that should benefit selected stocks, though concerns remain about the country's economic health as a whole. After technology stocks rallied at the end of 2001, we reduced our position in that sector, putting more emphasis on financial stocks. We also cut back our holdings in stocks of consumer companies that should benefit from a cyclical economic upturn, including retail stocks, as we expect consumers to be a background player in the current economic recovery. In the bond portfolio, we put increasing emphasis on European bonds, although securities from the U.S.
market continued to play a big role. We also took advantage of attractive short-term rates in several European countries not tied to the euro, including the United Kingdom, Sweden, Denmark and Norway, and boosted our holdings there.
We continued to de-emphasize bonds in Japanese markets, where yields were quite low and economic concerns were still a dominant issue.

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4 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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Q: What is your outlook for the coming months?

A: We anticipate continued volatility in global equity markets, but expect that the general trend of stocks in most overseas markets will be positive. Though a global economic recovery appears to be underway, our expectations for how far that recovery will go are modest. Still, the improvement should be sufficient to give corporate profits a lift, an important element in prospects for better stock performance in the months ahead. In the fixed-income market, we anticipate that slower economic growth will help create a more favorable environment for bond markets in Europe compared to other parts of the world. There seems to be little threat of a serious inflation problem, and if that proves to be the case, we expect yields on long-term bonds to remain relatively stable based on their current levels. The best opportunities from a sector perspective will likely come from corporate bonds, which offer better yields and more attractive valuations than government debt securities.

Q: How are you positioning the Fund in light of your outlook?

A: The equity portion of the Fund is generally positioned in stocks that should benefit from modest economic improvement. We believe the key to the economic recovery is business investment and government spending. In light of that, we've been selectively increasing our exposure to industrial and basic materials stocks that should benefit from an economic upturn. If we see more confirmation of positive economic news, we may look to expand that position in the months to come. From a regional perspective, we expect Europe, the emerging market nations and Japan to be positive contributors to equity performance. In the fixed-income portfolio, we are likely to continue to gradually reduce our domestic bond holdings in favor of European bonds. We are also focused on corporate debt issues, which should allow us to capture the best opportunities the bond market has to offer in the months ahead.

Mark Fawcett

Michael Ng

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5 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $4.49
Oct. 31, 2001                                                     $4.53
Decrease                                                          $0.04

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                       $0.02
From long-term capital gains                                      $  --
Total distributions                                               $0.02
Total return*                                                    -0.38%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $4.43
Oct. 31, 2001                                                     $4.47
Decrease                                                          $0.04

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                       $0.01
From long-term capital gains                                      $  --
Total distributions                                               $0.01
Total return*                                                    -0.78%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $4.42
Oct. 31, 2001                                                     $4.46
Decrease                                                          $0.04

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                       $0.01
From long-term capital gains                                      $  --
Total distributions                                               $0.01
Total return*                                                    -0.68%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $4.52
Oct. 31, 2001                                                     $4.56
Decrease                                                          $0.04

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                       $0.03
From long-term capital gains                                      $  --
Total distributions                                               $0.03
Total return*                                                    -0.28%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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The 10 Largest Holdings

                                           Percent                Value
                                       (of net assets)    (as of April 30, 2002)

Oesterreich Kontrollbank (Austria)
1.80% 2010                                   2.5%              $3,022,450

S&P Depositary Receipts (United States)      2.4                2,921,399

Buoni Poliennali Del Tes (Italy)
4.25% 2009                                   2.4                2,896,622

Pfizer (United States)                       1.9                2,310,769

Bank of America (United States)              1.8                2,145,407

Abbott Laboratories (United States)          1.6                2,012,335

Nestle (Switzerland)                         1.5                1,856,963

GlaxoSmithKline (United Kingdom)             1.5                1,838,722

Novartis (Switzerland)                       1.5                1,826,861

Pharmacia (United States)                    1.4                1,752,275

Excludes U.S. Treasury and government agency holdings.

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled
"Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 18.5% of net assets

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7 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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


Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

April 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $125,927,189)                                                                      $120,988,980
Cash in bank on demand deposit                                                                              101,592
Capital shares receivable                                                                                    25,000
Dividends and accrued interest receivable                                                                 1,194,107
Receivable for investment securities sold                                                                   811,715
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                             15
                                                                                                                 --
Total assets                                                                                            123,121,409
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                           75
Payable for investment securities purchased                                                                 831,446
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                         34,171
Accrued investment management services fee                                                                    2,655
Accrued distribution fee                                                                                      1,809
Accrued service fee                                                                                               9
Accrued transfer agency fee                                                                                     562
Accrued administrative services fee                                                                             202
Other accrued expenses                                                                                       86,205
                                                                                                             ------
Total liabilities                                                                                           957,134
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $122,164,275
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    273,343
Additional paid-in capital                                                                              163,351,223
Undistributed net investment income                                                                         724,119
Accumulated net realized gain (loss) (Note 7)                                                           (37,230,140)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (4,954,270)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $122,164,275
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 70,721,773
                                                            Class B                                    $ 47,381,131
                                                            Class C                                    $    713,017
                                                            Class Y                                    $  3,348,354
Net asset value per share of outstanding capital stock:     Class A shares         15,738,963          $       4.49
                                                            Class B shares         10,692,334          $       4.43
                                                            Class C shares            161,448          $       4.42
                                                            Class Y shares            741,544          $       4.52
                                                                                      -------          ------------

See accompanying notes to financial statements.

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8 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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


Statement of operations
AXP Global Balanced Fund

Six months ended April 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                               $   455,334
Interest                                                                                                  1,538,121
   Less foreign taxes withheld                                                                              (42,584)
                                                                                                            -------
Total income                                                                                              1,950,871
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          476,570
Distribution fee
   Class A                                                                                                   95,592
   Class B                                                                                                  255,572
   Class C                                                                                                    3,326
Transfer agency fee                                                                                         152,776
Incremental transfer agency fee
   Class A                                                                                                    9,592
   Class B                                                                                                   10,285
   Class C                                                                                                      128
Service fee -- Class Y                                                                                        1,437
Administrative services fees and expenses                                                                    39,267
Compensation of board members                                                                                 5,192
Custodian fees                                                                                               25,597
Printing and postage                                                                                         27,980
Registration fees                                                                                            34,053
Audit fees                                                                                                    9,125
Other                                                                                                         3,962
                                                                                                              -----
Total expenses                                                                                            1,150,454
   Earnings credits on cash balances (Note 2)                                                                (3,193)
                                                                                                             ------
Total net expenses                                                                                        1,147,261
                                                                                                          ---------
Investment income (loss) -- net                                                                             803,610
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,369,285)
   Foreign currency transactions                                                                            (22,983)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (1,392,268)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                        53,245
                                                                                                             ------
Net gain (loss) on investments and foreign currencies                                                    (1,339,023)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $  (535,413)
                                                                                                        ===========

See accompanying notes to financial statements.

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9 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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


Statements of changes in net assets
AXP Global Balanced Fund

                                                                               April 30, 2002         Oct. 31, 2001
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                  $    803,610          $  1,395,752
Net realized gain (loss) on investments                                            (1,392,268)          (35,636,460)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  53,245            (3,463,775)
                                                                                       ------            ----------
Net increase (decrease) in net assets resulting from operations                      (535,413)          (37,704,483)
                                                                                     --------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (398,116)             (427,085)
     Class B                                                                          (62,042)                   --
     Class C                                                                           (1,400)                 (677)
     Class Y                                                                          (16,493)               (9,408)
   Net realized gain
     Class A                                                                               --            (8,653,890)
     Class B                                                                               --            (6,251,273)
     Class C                                                                               --               (14,106)
     Class Y                                                                               --              (109,148)
                                                                                           --              --------
Total distributions                                                                  (478,051)          (15,465,587)
                                                                                     --------           -----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          8,434,532            27,366,581
   Class B shares                                                                   3,684,769            10,878,062
   Class C shares                                                                     244,436               597,777
   Class Y shares                                                                   1,571,450             2,186,077
Reinvestment of distributions at net asset value
   Class A shares                                                                     380,548             8,857,999
   Class B shares                                                                      60,167             6,145,933
   Class C shares                                                                       1,391                14,783
   Class Y shares                                                                      16,487               118,556
Payments for redemptions
   Class A shares                                                                 (17,348,672)          (35,573,917)
   Class B shares (Note 2)                                                         (9,256,858)          (18,871,266)
   Class C shares (Note 2)                                                            (65,147)              (87,625)
   Class Y shares                                                                    (620,852)             (470,336)
                                                                                     --------              --------
Increase (decrease) in net assets from capital share transactions                 (12,897,749)            1,162,624
                                                                                  -----------             ---------
Total increase (decrease) in net assets                                           (13,911,213)          (52,007,446)
Net assets at beginning of period                                                 136,075,488           188,082,934
                                                                                  -----------           -----------
Net assets at end of period                                                      $122,164,275          $136,075,488
                                                                                 ============          ============
Undistributed net investment income                                              $    724,119          $    398,560
                                                                                 ------------          ------------

See accompanying notes to financial statements.

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10 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Global Balanced Fund

(Unaudited as to April 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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11 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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12 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



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Illiquid securities

As of April 30, 2002, investments in securities for the Fund included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of April 30, 2002 is $253,283 representing 0.21% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $41,380 for the six months ended April 30, 2002.

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13 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $60,397 for Class A, $24,866 for Class B and $356 for Class C for the six months ended April 30, 2002. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended April 30, 2002, the Fund's custodian and transfer agency fees were reduced by $3,193 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $63,367,613 and $72,560,442, respectively, for the six months ended April 30, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $481 for the six months ended April 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
14 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended April 30, 2002
                                             Class A          Class B            Class C          Class Y

Sold                                        1,836,795           814,372           54,070           341,748
Issued for reinvested distributions            82,548            13,194              306             3,561
Redeemed                                   (3,788,223)       (2,049,968)         (14,648)         (134,473)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (1,868,880)       (1,222,402)          39,728           210,836
                                           ----------        ----------           ------           -------

                                                               Year ended Oct. 31, 2001
                                             Class A          Class B            Class C          Class Y

Sold                                        5,320,243         2,135,016          117,568           424,281
Issued for reinvested distributions         1,624,564         1,136,032            2,740            21,718
Redeemed                                   (6,853,395)       (3,769,909)         (19,211)          (92,728)
                                           ----------        ----------          -------           -------
Net increase (decrease)                        91,412          (498,861)         101,097           353,271
                                               ------          --------          -------           -------

5. FOREIGN CURRENCY CONTRACTS

As of April 30, 2002, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:


Exchange date              Currency to           Currency to            Unrealized         Unrealized
                          be delivered           be received          appreciation       depreciation

May 1, 2002                     22,715             2,909,771               $--              $    53
                           U.S. Dollar          Japanese Yen

May 2, 2002                    849,422                 6,631                15                   --
                          Japanese Yen           U.S. Dollar

May 21, 2002                 9,600,000             1,104,972                --               34,118
                       Norwegian Krone           U.S. Dollar
                                                                           ---              -------

Total                                                                      $15              $34,171
                                                                           ---              -------


6. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $34,289,758 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
15 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                     2002(i)        2001         2000         1999         1998

Net asset value, beginning of period                              $4.53       $ 6.27        $6.61        $5.79        $5.33

Income from investment operations:

Net investment income (loss)                                        .04          .07          .08          .09          .10

Net gains (losses) (both realized and unrealized)                  (.06)       (1.27)         .12          .82          .48

Total from investment operations                                   (.02)       (1.20)         .20          .91          .58

Less distributions:

Dividends from net investment income                               (.02)        (.03)        (.03)        (.07)        (.11)

Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)

Total distributions                                                (.02)        (.54)        (.54)        (.09)        (.12)

Net asset value, end of period                                    $4.49       $ 4.53        $6.27        $6.61        $5.79

Ratios/supplemental data

Net assets, end of period (in millions)                             $71          $80         $110         $100          $63

Ratio of expenses to average daily net assets(c)                  1.46%(g)     1.45%        1.31%        1.40%        1.49%(d)

Ratio of net investment income (loss)
to average daily net assets                                       1.52%(g)     1.18%        1.26%        1.43%        1.86%

Portfolio turnover rate (excluding short-term securities)           51%         173%         110%          99%          74%

Total return(h)                                                   (.38%)     (20.63%)       2.62%       15.53%       11.01%


Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                     2002(i)        2001         2000         1999         1998

Net asset value, beginning of period                              $4.47       $ 6.21        $6.58        $5.77        $5.31

Income from investment operations:

Net investment income (loss)                                        .02          .01          .04          .03          .06

Net gains (losses) (both realized and unrealized)                  (.05)       (1.24)         .12          .83          .48

Total from investment operations                                   (.03)       (1.23)         .16          .86          .54

Less distributions:

Dividends from net investment income                               (.01)          --         (.02)        (.03)        (.07)

Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)

Total distributions                                                (.01)        (.51)        (.53)        (.05)        (.08)

Net asset value, end of period                                    $4.43       $ 4.47        $6.21        $6.58        $5.77

Ratios/supplemental data

Net assets, end of period (in millions)                             $47          $53          $77          $68          $44

Ratio of expenses to average daily net assets(c)                  2.22%(g)     2.21%        2.07%        2.16%        2.25%(e)

Ratio of net investment income (loss)
to average daily net assets                                        .76%(g)      .42%         .51%         .66%        1.10%

Portfolio turnover rate (excluding short-term securities)           51%         173%         110%          99%          74%

Total return(h)                                                   (.78%)     (21.21%)       1.95%       14.89%       10.18%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                     2002(i)        2001       2000(b)

Net asset value, beginning of period                              $4.46       $ 6.21        $6.58

Income from investment operations:

Net investment income (loss)                                        .02          .02          .01

Net gains (losses) (both realized and unrealized)                  (.05)       (1.24)        (.38)

Total from investment operations                                   (.03)       (1.22)        (.37)

Less distributions:

Dividends from net investment income                               (.01)        (.02)          --

Distributions from realized gains                                    --         (.51)          --

Total distributions                                                (.01)        (.53)          --

Net asset value, end of period                                    $4.42       $ 4.46        $6.21

Ratios/supplemental data

Net assets, end of period (in millions)                              $1           $1          $--

Ratio of expenses to average daily net assets(c)                  2.21%(g)     2.21%        2.07%(g)

Ratio of net investment income (loss)
to average daily net assets                                        .80%(g)      .41%         .47%(g)

Portfolio turnover rate (excluding short-term securities)           51%         173%         110%

Total return(h)                                                   (.68%)     (21.17%)      (5.62%)


Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                     2002(i)        2001         2000         1999         1998

Net asset value, beginning of period                              $4.56       $ 6.30        $6.62        $5.79        $5.33

Income from investment operations:

Net investment income (loss)                                        .04          .08          .10          .09          .12

Net gains (losses) (both realized and unrealized)                  (.05)       (1.28)         .13          .84          .47

Total from investment operations                                   (.01)       (1.20)         .23          .93          .59

Less distributions:

Dividends from net investment income                               (.03)        (.03)        (.04)        (.08)        (.12)

Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)

Total distributions                                                (.03)        (.54)        (.55)        (.10)        (.13)

Net asset value, end of period                                    $4.52       $ 4.56        $6.30        $6.62        $5.79

Ratios/supplemental data

Net assets, end of period (in millions)                              $3           $2           $1          $--          $--

Ratio of expenses to average daily net assets(c)                  1.26%(g)     1.31%        1.20%        1.15%        1.42%(f)

Ratio of net investment income (loss)
to average daily net assets                                       1.74%(g)     1.35%        1.51%        1.65%        2.02%

Portfolio turnover rate (excluding short-term securities)           51%         173%         110%          99%          74%

Total return(h)                                                   (.28%)     (20.40%)       2.99%       15.76%       11.17%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
17 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.53% for the period ended 1998.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.29% for the period ended 1998.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.46% for the period ended 1998.

(g) Adjusted to an annual basis.

(h) Total return does not reflect payment of a sales charge.

(i) Six months ended April 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
18 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Global Balanced Fund

April 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (56.7%)(c)

Issuer                                                Shares            Value(a)

Brazil (0.3%)

Energy
Petroleo Brasileiro ADR                               13,109(b)         $322,481

Canada (0.5%)

Energy (0.1%)
Suncor Energy                                          2,700              93,744

Insurance (0.4%)
Sun Life Financial Services of Canada                 21,644             474,466

Finland (0.3%)

Communications equipment & services
Nokia                                                 21,927             354,861

France (1.8%)

Banks and savings & loans (0.5%)
BNP Paribas                                           12,783             668,088

Energy (0.9%)
TotalFinaElf                                           6,773           1,026,550

Multi-industry conglomerates (0.4%)
Vivendi Universal                                     15,892             506,795

Germany (1.4%)

Insurance
Allianz                                                4,447           1,045,877
Muenchener Rueckversicherungs- Gesellschaft            2,489             616,780
Total                                                                  1,662,657

Japan (5.4%)

Automotive & related (0.7%)
Nissan Motor                                          53,000             407,819
Toyota Motor                                          19,000             517,913
Total                                                                    925,732

Banks and savings & loans (0.3%)
Orix                                                   4,500             373,248

Communications equipment & services (0.5%)
NTT DoCoMo                                                44             111,371
NTT DoCoMo (Bonus Shares)                                176(b)          448,224
Total                                                                    559,595

Computers & office equipment (0.3%)
Canon                                                 11,000             421,495

Electronics (0.5%)
Hitachi                                               52,000             385,140
Rohm                                                   1,300             193,886
Total                                                                    579,026

Financial services (0.5%)
Nomura Holdings                                       44,000             613,396

Industrial equipment & services (0.4%)
SMC                                                    3,900             467,150

Media (0.5%)
Sony                                                  10,500             564,252

Multi-industry conglomerates (0.8%)
Mitsubishi                                            74,000             555,000
Sumitomo Chemical                                    127,000             537,079
Total                                                                  1,092,079

Retail (0.3%)
Seven-Eleven                                          10,000             374,611

Textiles & apparel (0.6%)
Asahi Glass                                           97,000             688,217

Mexico (0.6%)

Financial services
Grupo Financiero BBVA Bancomer Cl O                  727,241(b)          722,176

Netherlands (0.8%)

Insurance
ING Groep                                             35,767             944,328

Portugal (0.5%)

Utilities -- telephone
Portugal Telecom                                      88,357             644,910

Singapore (0.4%)

Banks and savings & loans
United Overseas Bank                                  65,000             516,642

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

South Korea (0.9%)

Banks and savings & loans (0.3%)
Kookmin Bank New                                       7,920            $360,487

Electronics (0.6%)
Samsung Electronics                                    2,330             687,810

Spain (1.7%)

Banks and savings & loans (0.4%)
Banco Santander Central Hispano                       52,398             485,379

Utilities -- telephone (1.3%)
Telefonica                                           150,599(b)        1,612,172

Switzerland (4.0%)

Banks and savings & loans (1.0%)
UBS                                                   24,642(b)        1,187,914

Food (1.5%)
Nestle                                                 7,855           1,856,963

Health care (1.5%)
Novartis                                              43,557           1,826,861

Taiwan (0.6%)

Electronics
Realtek Semiconductor                                 21,900(b,d)        410,625
United Microelectronics                              203,000             309,915
Total                                                                    720,540

United Kingdom (5.4%)

Banks and savings & loans (0.5%)
Lloyds TSB Group                                      47,962             551,471

Communications equipment & services (1.5%)
GlaxoSmithKline                                       76,008           1,838,722

Energy (0.9%)
BP                                                   134,355           1,146,382

Financial services (1.3%)
HSBC Holdings                                        137,362           1,621,438

Media (0.7%)
British Sky Broadcasting Group                        79,891(b)          894,145

Utilities -- telephone (0.5%)
Vodafone Group                                       395,536             638,379

United States (32.1%)

Banks and savings & loans (2.9%)
Bank of America                                       29,600           2,145,407
U.S. Bancorp                                          57,700           1,367,490
Total                                                                  3,512,897

Communications equipment & services (0.3%)
Verizon Communications                                 8,900             356,979

Computers & office equipment (3.5%)
Cisco Systems                                         63,904(b)          936,194
Dell Computer                                         53,730(b)        1,415,249
Microsoft                                             20,121(b)        1,051,523
Oracle                                                84,400(b)          847,376
Total                                                                  4,250,342

Electronics (1.7%)
Intel                                                 15,600             446,316
Texas Instruments                                     51,000           1,577,430
Total                                                                  2,023,746

Energy (2.3%)
ChevronTexaco                                         11,400             988,494
Conoco                                                25,600             718,080
Exxon Mobil                                           27,200           1,092,623
Total                                                                  2,799,197

Energy equipment & services (0.6%)
Baker Hughes                                          20,600             776,208

Financial services (1.8%)
Citigroup                                             32,563           1,409,977
Morgan Stanley, Dean Witter & Co                      15,600             744,432
Total                                                                  2,154,409

Food (0.9%)
Sysco                                                 39,600           1,148,796

Health care (7.2%)
Abbott Laboratories                                   37,300           2,012,335
Amgen                                                 16,100(b)          851,368
Medtronic                                             20,000             893,800
Pfizer                                                63,570           2,310,769
Pharmacia                                             42,500           1,752,275
Wyeth                                                 17,600           1,003,200
Total                                                                  8,823,747

Household products (1.2%)
Procter & Gamble                                      16,700           1,507,342

Industrial equipment & services (1.0%)
Illinois Tool Works                                   17,300           1,247,330

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Insurance (1.9%)
American Intl Group                                   21,660          $1,497,140
Travelers Property Casualty Cl A                      42,400(b)          788,216
Total                                                                  2,285,356

Leisure time & entertainment (0.5%)
AOL Time Warner                                       35,000(b)          665,700

Multi-industry conglomerates (4.4%)
General Electric                                      49,210           1,552,576
Honeywell Intl                                        24,500             898,660
S&P Depositary Receipts                               27,050           2,921,399
Total                                                                  5,372,635

Retail (1.9%)
Target                                                29,500           1,287,675
Wal-Mart Stores                                       18,700           1,044,582
Total                                                                  2,332,257

Total common stocks
(Cost: $71,946,989)                                                  $69,282,103

Bonds (39.1%)(c)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Australia (0.4%)
New South Wales Treasury
     (Australian Dollar)
         04-01-04               7.00%                600,000            $331,058
         03-01-08               8.00                 200,000             117,294
Total                                                                    448,352

Austria (2.5%)
Oesterreich Kontrollbank
     (Japanese Yen)
         03-22-10               1.80             364,000,000           3,022,450

Brazil (0.4%)
Federal Republic of Brazil
     (U.S. Dollar)
         04-15-14               8.00                 554,135             431,560

Canada (1.5%)
Govt of Canada
     (Canadian Dollar)
         02-01-06               7.00               1,250,000             857,966
         06-01-08               6.00                 800,000             527,265
Province of British Columbia
     (Canadian Dollar)
         12-01-06               5.25                 500,000             318,595
Rogers Communication
     (Canadian Dollar) Sr Nts
         07-15-07               8.75                 300,000             187,851
Total                                                                  1,891,677

China (0.1%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07               9.50                 170,000(b)           85,000

Denmark (0.7%)
Govt of Denmark
     (Danish Krone)
         05-15-03               8.00                 600,000              75,545
         08-15-05               5.00               6,000,000             730,575
Total                                                                    806,120

France (2.4%)
Govt of France
     (European Monetary Unit)
         10-25-09               4.00               1,500,000           1,261,839
         04-25-10               5.50               1,800,000           1,659,876
Total                                                                  2,921,715

Germany (6.3%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09               5.00                 850,000             748,634
Federal Republic of Germany
     (European Monetary Unit)
         11-11-04               7.50                 700,000             677,958
         08-19-05               5.00               1,900,000           1,736,937
         01-05-06               6.00                 600,000             567,073
         01-04-08               5.25               1,285,000           1,180,579
         07-04-08               4.75                 725,000             647,765
         07-04-10               5.25                 250,000             227,309
         06-20-16               6.00                 434,598             416,473
         07-04-27               6.50               1,475,000           1,492,215
Total                                                                  7,694,943

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Italy (5.2%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         07-01-05               4.75%              1,830,000          $1,658,870
         11-01-09               4.25               3,400,000           2,896,622
         11-01-10               5.50                 650,000             596,375
         11-01-29               5.25               1,400,000           1,183,691
Total                                                                  6,335,558

Mexico (0.3%)
Bancomext Trust
     (U.S. Dollar)
         05-30-06              11.25                 150,000(d)          174,750
United Mexican States
     (British Pound) Medium-term Nts Series E
         05-30-02               8.75                 125,000             182,436
Total                                                                    357,186

Norway (1.1%)
Govt of Norway
     (Norwegian Krone)
         11-30-04               5.75               7,200,000             837,526
         05-15-09               5.50               5,000,000             554,840
Total                                                                  1,392,366

Singapore (0.6%)
PSA
     (U.S. Dollar)
         08-01-05               7.13                 700,000(d)          752,629

Spain (0.8%)
Govt of Spain
     (European Monetary Unit)
         05-30-04               8.00                 700,000             677,802
         04-30-06               8.80                 322,744             333,344
Total                                                                  1,011,146

United Kingdom (2.3%)
United Kingdom Treasury
     (British Pound)
         06-10-03               8.00                 640,000             967,440
         12-07-03               6.50                 350,000             523,979
         12-07-05               8.50                 800,000           1,294,161
Total                                                                  2,785,580

United States (14.4%)
Citicorp
     (European Monetary Unit)
         09-19-09               6.25               1,000,000             472,404
Citizens Communications
     (U.S. Dollar)
         05-15-11               9.25                 600,000             645,600
DTE Burns Harbor LLC
     (U.S. Dollar) Sr Nts
         01-30-03               6.57                  22,640(d)           21,508
Federal Natl Mtge Assn
     (U.S. Dollar)
         04-15-04               3.63               2,400,000           2,407,968
         05-15-11               6.00               2,600,000           2,653,430
         07-01-13               6.00                 496,583             508,941
Ford Motor Credit
     (Japanese Yen)
         02-07-05               1.20              61,000,000             459,892
     (U.S. Dollar)
         10-25-11               7.25                 500,000             498,129
Intl Paper
     (European Monetary Unit)
         08-11-06               5.38                 560,000             493,960
NRG Energy
     (U.S. Dollar)
         04-01-31               8.63                 500,000             473,545
Phillips Petroleum
     (U.S. Dollar)
         03-15-28               7.13                 200,000             190,815
U.S. Treasury
     (U.S. Dollar)
         08-15-04               7.25               1,760,000           1,906,573
         08-15-10               5.75               1,900,000           1,988,768
         02-15-16               9.25               2,000,000           2,704,680
         11-15-16               7.50               1,400,000           1,659,224
Weyerhaeuser
     (U.S. Dollar)
         03-15-07               6.13                 250,000(e)          253,283
WorldCom
     (U.S. Dollar)
         05-15-11               7.50                 750,000             352,500
Total                                                                 17,691,220

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
22 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Uruguay (0.2%)
Republic of Uraguay
     (U.S. Dollar)
         03-25-09               7.88%               $260,000            $184,600

Total bonds
(Cost: $50,085,278)                                                  $47,812,102

Short-term securities (3.2%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
         05-24-02               1.70%               $500,000            $499,435
Federal Home Loan Mtge Corp Disc Nts
         05-14-02               1.79                 700,000             699,513
         05-21-02               1.78               1,400,000           1,398,546
         06-04-02               1.73                 200,000             199,664
         06-11-02               1.71                 600,000             598,803
         06-21-02               1.70                 500,000             498,814

Total short-term securities
(Cost: $3,894,922)                                                    $3,894,775

Total investments in securities
(Cost: $125,927,189)(f)                                             $120,988,980

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at April 30, 2002, is as follows:

     Security                      Acquisition                     Cost
                                      dates

     Weyerhaeuser*
         6.13% 2007                 03-06-02                     $249,668

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At April 30, 2002, the cost of securities for federal income tax purposes was approximately $125,927,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 3,142,000

     Unrealized depreciation                                         (8,080,000)
                                                                     ----------
     Net unrealized depreciation                                    $(4,938,000)
                                                                    -----------

--------------------------------------------------------------------------------
23 AXP GLOBAL BALANCED FUND -- SEMIANNUAL REPORT

AXP Global Balanced Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IDGAX    Class B: IGBBX
Class C: N/A      Class Y: AGBYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6346 G (6/02)